CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

AIRCRAFT GENERAL TERMS AGREEMENT AGTA-HWI
between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

ARTICLES	TABLE OF CONTENTS	PAGE NUMBER
1.	Subject Matter of Sale	1
2.	Price, Taxes and Payment	1
3.	Regulatory Requirements and Certificates	3
4.	Detail Specification; Changes	4
5.	Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance	4
6.	Delivery	5
7.	Excusable Delay	6
8.	Risk Allocation/Insurance	7
9.	Assignment, Resale or Lease	8
10.	Termination for Certain Events	9
11.	Notices	10
12.	Miscellaneous	10
EXHIBITS
A	Buyer Furnished Equipment Provisions Document
B	Customer Support Document
C	Product Assurance Document
D	Escalation Adjustment
APPENDICES
I	Insurance Certificate
II	Purchase Agreement Assignment
III	Post-Delivery Sale Notice
IV	Post-Delivery Lease Notice
V	Purchaser’s/Lessee’s Agreement
VI	Owner Appointment of Agent - Warranties
VII	Contractor Confidentiality Agreement
VIII	Post-Delivery Sale with Lease to Seller
IX	Sale with Lease
X	Post-Delivery Security

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BOEING PROPRIETARY

AIRCRAFT GENERAL TERMS AGREEMENT NUMBER AGTA-HWI
between
The Boeing Company and
Hawaiian Airlines, Inc.
Relating to BOEING AIRCRAFT

This Aircraft General Terms Agreement Number AGTA-HWI (AGTA) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) will apply to all Boeing aircraft contracted for purchase from Boeing by Customer after the effective date of this AGTA.
Article 1.    USubject Matter of SaleU.

1.1    UAircraftU. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing aircraft under purchase agreements that incorporate the terms and conditions of this AGTA.

1.2    UBuyer Furnished EquipmentU. Exhibit A, Buyer Furnished Equipment Provisions Document to the AGTA, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).

1.3    UCustomer SupportU. Exhibit B, Customer Support Document to the AGTA, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of aircraft.

1.4    UProduct AssuranceU. Exhibit C, Product Assurance Document to the AGTA, contains the obligations of Boeing and the suppliers of equipment installed in each aircraft at delivery relating to warranties, patent indemnities, software copyright indemnities, and service life policies.
Article 2.    UPrice, Taxes, and PaymentU.

2.1	UPriceU.

2.1.1    Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 717-200, 737-600, 737-700, 737-800, and 737-900, the Airframe Price includes the engine price at its basic thrust level.)
2.1.2    Optional Features Prices are defined as the prices for optional features selected by Customer for a specific model of aircraft described in a purchase agreement.

2.1.3    Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 717-200, 737-600, 737-700, 737-800, and 737-900).

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AGTA-HWI     BOEING PROPRIETARY

2.1.4    Aircraft Basic Price is defined as the sum of the Airframe Price, Optional Features Prices, and the Engine Price, if applicable.

2.1.5    Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 717-200, 737-600, 737-700, 737-800, and 737-900) and the Optional Features Prices resulting from the calculation using the economic price formula contained in Exhibit D Escalation Adjustment to the AGTA. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment to the applicable purchase agreement.

2.1.6    Advance Payment Base Price is defined as the estimated price of an aircraft, as of the date of signing a purchase agreement, for the scheduled month of delivery of such aircraft using commercial forecasts of the Escalation Adjustment.

2.1.7    Aircraft Price is defined as the total amount Customer is to pay for an aircraft at the time of delivery, which is the sum of the Aircraft Basic Price, the Escalation Adjustment, and other price adjustments made pursuant to the purchase agreement.

2.2	UTaxesU.
2.2.1    UTaxesU. Taxes are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for (i) U.S. federal and South Carolina state income taxes imposed on Boeing or Boeing’s assignee, (ii) Washington State or local business and occupation taxes imposed on Boeing or Boeing’s assignee, (iii) Taxes payable as a result of any assignment or transfer by Boeing to Boeing’s assignee, and (iv) Taxes payable by Boeing or Boeing’s assignee in connection with the purchase, import, manufacture, assembly, installation, storage or use of any aircraft, engine, component, equipment, accessory, part, materials or other things (excluding BFE) acquired or furnished by Boeing or Boeing’s assignee prior to the sale, delivery and transfer of such aircraft or other things furnished under the applicable purchase agreement, Customer will be responsible for and pay or reimburse Boeing for all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any taxes imposed on or with respect to BFE.
2.2.2    UReimbursement of BoeingU. Customer will promptly reimburse Boeing after receipt of written demand, net of additional taxes thereon, for any Taxes that Customer is required by Article 2.2.1 to pay or reimburse and that are imposed on and paid by Boeing or that Boeing is responsible for collecting. Any such demand by Boeing shall be accompanied by appropriate substantiating documentation and invoice. If Boeing or Boeing’s assignee receives a written claim from any taxing authority for any Tax which Customer may be required by Article 2.2.1 to pay or reimburse, Boeing shall give Customer prompt written notice of such claim. If requested by Customer in writing, Boeing may at Customer’s expense, take such action as Customer may reasonably direct with respect to such claim, and any payment by Boeing of such Tax shall be made under protest, if protest is necessary and proper. If payment is made, Boeing shall at Customer’s expense, take such action as Customer may

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AGTA-HWI     BOEING PROPRIETARY

reasonably direct to recover such payment and shall, if requested by Customer, permit Customer in Boeing’s name to file a claim or prosecute an action to recover such payment.

2.3	UPaymentU.

2.3.1    UAdvance Payment ScheduleU. Customer will make advance payments to Boeing for each aircraft in the amounts and on the dates indicated in the schedule set forth in the applicable purchase agreement.

2.3.2    UPayment at DeliveryU. Customer will pay any unpaid balance of the Aircraft Price at the time of delivery of each aircraft.

2.3.3    UForm of PaymentU. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.

2.3.4    UMonetary and Government RegulationsU. Customer is responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments.
Article 3.    URegulatory Requirements and CertificatesU.

3.1    UCertificatesU. Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Customer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.
3.2    UFAA or Applicable Regulatory Authority Manufacturer ChangesU.

3.2.1    A Manufacturer Change is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate, or by the country of import and/or registration to obtain an Export Certificate of Airworthiness.
3.2.2    Boeing will bear the cost of incorporating all Manufacturer Changes into the aircraft:

(i)    resulting from requirements issued by the FAA prior to the date of the Type Certificate for the applicable aircraft;

(ii)    resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and

(iii)    for any aircraft delivered during the 18 month period immediately following the date of the applicable purchase agreement (regardless of when the requirement for such change was issued by the FAA).

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AGTA-HWI     BOEING PROPRIETARY

3.2.3    Customer will pay Boeing's charge for incorporating all other Manufacturer Changes into the aircraft, including all changes for validation of an aircraft required by any governmental agency of the country of import and/or registration.

3.3    UFAA Operator ChangesU.

3.3.1    An Operator Change is defined as a change in equipment that is required by Federal Aviation Regulations which (i) is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft.

3.3.2    Boeing will deliver each aircraft with Operator Changes incorporated or, at Boeing’s option, with suitable provisions for the incorporation of such Operator Changes, and Customer will pay Boeing's applicable charges.

3.4    UExport LicenseU. If an export license is required by United States law or regulation for any aircraft or any other things delivered under the purchase agreement, it is Customer's obligation to obtain such license. If requested, Boeing will assist Customer in applying for any such export license. Customer will furnish any required supporting documents.
Article 4.    UDetail Specification; ChangesU.

4.1    UConfiguration ChangesU. The Detail Specification is defined as the Boeing document that describes the configuration of each aircraft purchased by Customer. The Detail Specification for each aircraft may be amended (i) by Boeing to reflect the incorporation of Manufacturer Changes and Operator Changes or (ii) by the agreement of the parties. In either case the amendment will describe the particular changes to be made and any effect on design, performance, weight, balance, scheduled delivery month, Aircraft Basic Price, Aircraft Price, and/or Advance Payment Base Price.

4.2    UDevelopment ChangesU. Development Changes are defined as changes to aircraft that are deemed necessary to correct defects, improve the Aircraft, prevent delay or ensure compliance with the applicable purchase agreement, and do not affect the Aircraft Price or scheduled delivery month, and do not adversely affect guaranteed weight, guaranteed performance, or compliance with the interchangeability or replaceability requirements set forth in the applicable Detail Specification. Boeing may, at its option, incorporate Development Changes into the Detail Specification and into an aircraft prior to delivery to Customer, provided, however, that Boeing will provide to Customer a written explanation of its reasons for making such changes.

4.3    UNoticesU. Boeing will promptly notify Customer of any amendments to a Detail Specification and will furnish to Customer revised pages for the Detail Specification.

Article 5.	URepresentatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee ComplianceU.

5.1    UOffice SpaceU. Twelve months before delivery of the first aircraft purchased, and continuing until the delivery of the last aircraft on firm order, Boeing will furnish, free of charge, suitable

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AGTA-HWI     BOEING PROPRIETARY

office space and equipment for the accommodation of up to [***] representatives of Customer in or conveniently located near the assembly plant.

5.2    UInspectionU. Customer's representatives may inspect each aircraft at any reasonable time, provided such inspection does not interfere with Boeing's performance of its obligations under the applicable purchase agreement.

5.3    UDemonstration FlightsU. Prior to delivery, Boeing will test fly each aircraft for such periods as may be required to demonstrate to Customer the functioning of the aircraft and its equipment using Boeing's production flight test procedures. The aggregate duration of such flights shall not be less than one and one half hours nor more than the number of hours reasonably necessary to effect corrections to any defect in the functioning of the aircraft and its equipment. Customer may designate up to [***] (or more if consented to by Boeing) representatives to participate as observers.

5.4    UTest Data; Performance Guarantee ComplianceU. Performance Guarantees are defined as the written guarantees in a purchase agreement regarding the operational performance of an aircraft. Boeing will furnish to Customer flight test data obtained on an aircraft of the same model, certified as correct by Boeing, to evidence compliance with the Performance Guarantees. Performance Guarantees will be met if reasonable engineering interpretations and calculations based on the flight test data establish that the particular aircraft being delivered under the applicable purchase agreement would, if actually flown, comply with the guarantees.

5.5    USpecial Aircraft Test RequirementsU. Boeing may use an aircraft for [***]. Flight tests conducted pursuant to this paragraph 5.5 shall in the aggregate not extend beyond the flight time or elapsed time reasonably required to complete the tests in 5.5 (a) (i) or (ii) hereof. Such tests will be limited to [***] unless Customer consent is provided. Such flight testing will not impact long-term durability and fuel burn efficiency of the Aircraft.
Article 6.    UDeliveryU.

6.1    UNotices of Delivery DatesU. Boeing will notify Customer as soon as possible, but no later than at least [***] prior to the scheduled delivery month, of the approximate scheduled delivery week and Boeing shall notify Customer as soon as possible but not later than [***] prior to the scheduled delivery month of the target delivery date.

6.2    UPlace of DeliveryU. Each aircraft will be delivered at a facility [***] in the same state as the primary assembly plant for the aircraft or in such other location as mutually agreed by Boeing and Customer as long as there is not additional tax liability to Boeing. If delivery is made at an alternate site, [***] as a result thereof.

6.3    UBill of SaleU. At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free and clear of all liens, encumbrances, and rights of others, and that it will warrant and defend such titled against all claims and demands whatsoever.

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AGTA-HWI     BOEING PROPRIETARY

6.4    UDelayU. If Customer delays acceptance of an aircraft beyond the scheduled delivery date, Customer will [***]. Boeing will use reasonable efforts to mitigate costs and expenses incurred by Boeing as a result of such delay.
Article 7.    UExcusable Delay.

7.1    General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by [***]. A delay resulting from any such cause is defined as an Excusable Delay.

7.2    Notice. Boeing will give written notice to Customer (i) of a delay as soon as Boeing concludes that an aircraft will be delayed beyond the scheduled delivery month due to an Excusable Delay and, when known, (ii) of a revised delivery month based on Boeing’s appraisal of the facts.

7.3    UDelay in Delivery of [***] or LessU. If the revised delivery month is [***] or less after the scheduled delivery month, Customer will accept such aircraft when tendered for delivery, subject to the following:
7.3.1    The calculation of the Escalation Adjustment will be based on the previously scheduled delivery month.

7.3.2    The advance payment schedule will be adjusted to reflect the revised delivery month.

7.3.3    All other provisions of the applicable purchase agreement, including the BFE on-dock dates for the delayed aircraft, are unaffected by an Excusable Delay unless mutually agreed.

7.4    UDelay in Delivery of More Than Twelve MonthsU. If the revised delivery month is more than [***] after the scheduled delivery month, either party may terminate the applicable purchase agreement with respect to such aircraft within [***] of the notice described in Article 7.2 above. If either party does not terminate the applicable purchase agreement with respect to such aircraft, all terms and conditions of the applicable purchase agreement will remain in effect or the parties can mutually agree to revised terms as necessary.

7.5    UAircraft Damaged Beyond RepairU. If an aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will give written notice to Customer within [***] of such destruction or damage, specifying the earliest month possible, consistent with Boeing's other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have [***] from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the scheduled delivery month in effect immediately prior to the date of such notice, or, failing such election, the applicable purchase agreement will terminate with respect to such aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.

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AGTA-HWI     BOEING PROPRIETARY

7.6    UTerminationU. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, [***]. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within 30 days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by Customer.
7.7    UExclusive RightsU. The termination rights in this Article are in substitution for all other rights of termination or any claim arising by operation of law due to delays in performance covered by this Article.
Article 8.    URisk Allocation/InsuranceU.

8.1	UTitle and Risk with BoeingU.’

8.1.1    UBoeing's Indemnification of CustomerU. Boeing will indemnify and hold harmless Customer and Customer's observers from and against all claims and liabilities, including all costs, expenses and attorneys' fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an aircraft during all demonstration and test flights conducted under the provisions of the applicable purchase agreement, prior to transfer of title to the aircraft to Customer, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer’s observers.
8.1.2    UDefinition of CustomerU. For the purposes of this Article, "Customer" is defined as Hawaiian Airlines, Inc., its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.

8.2	UInsuranceU.

8.2.1    UInsurance RequirementsU. Customer will purchase and maintain insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured on Customer’s hull and aviation liability policies for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer's assignees arising out of an accident caused solely by a product defect in an aircraft. Customer will provide such certificate of insurance at time of scheduled delivery of each aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions, and coverages required by this Article 8.2.1. The failure

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AGTA-HWI     BOEING PROPRIETARY

of Boeing to demand compliance with this 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.

8.2.2    UNoncompliance with Insurance RequirementsU. If Customer fails to comply with any of the insurance requirements of Article 8.2.1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer’s obligations required by Appendix I, Customer will provide the same protection to Boeing as that required by Article 8.2.1 above.

8.2.3    UDefinition of Boeing.U For purposes of this article, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.
Article 9.    UAssignment, Resale, or LeaseU.
9.1    UAssignmentU. This AGTA and each applicable purchase agreement are for the benefit of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except:

9.1.1    Either party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such party and (ii) acquires substantially all the assets of such party;

9.1.2    Boeing may assign its rights to receive money; and

9.1.3    Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.

9.1.4    Boeing may assign any of its rights and duties with respect to Part 1, Articles 1, 2, 4 and 5 of Exhibit B, Customer Support Document to the AGTA, to Flight Safety Boeing Training International L.L.C.

9.2    UTransfer by Customer at DeliveryU. Boeing will take any requested action reasonably required for the purpose of causing an aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the aircraft. However, no such action will require Boeing to divest itself of title to or possession of the aircraft until delivery of and payment for the aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II.
9.3    USale or Lease by Customer After DeliveryU. If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back to seller for financing purposes), Customer may assign some or all of its rights with respect to the aircraft under the applicable purchase agreement to the purchaser or lessee of such aircraft, and all such rights will inure to the benefit of such purchaser or lessee effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable

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AGTA-HWI     BOEING PROPRIETARY

purchase agreement. Sample forms of notice to Boeing of such assignments giving examples of language acceptable to Boeing are attached as Appendices III, IV, VIII, IX and X.

9.4    UNotice of Sale or Lease After DeliveryU. Customer will give notice to Boeing as soon as practicable of the sale or lease of an aircraft, including in the notice the name of the entity or entities with title and/or possession of such aircraft.

9.5    UExculpatory Clause in Post-Delivery Sale or LeaseU. If, following the delivery of an aircraft, Customer sells or leases such aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall obtain for Boeing the purchaser’s or lessee’s written agreement to be bound by terms and conditions substantially as set forth in Appendix V. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above.

9.6    UAppointment of Agent - Warranty ClaimsU If, following delivery of an aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the applicable purchase agreement, Boeing will deal with the agent for that purpose, effective upon Boeing's receipt of the agent's written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI.

9.7    UNo Increase in LiabilityU. No action taken by either party relating to the resale or lease of an aircraft or the assignment of that party’s rights under the applicable purchase agreement will subject the other party to any liability beyond that in the applicable purchase agreement or modify in any way the other party’s obligations under the applicable purchase agreement.
9.8
Article 10.    UTermination of Purchase Agreements for Certain EventsU.

10.1    UTerminationU. If either party

(i)    ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or

(ii)    petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days, the other party may terminate any purchase agreement with respect to any undelivered aircraft, Materials, training, services, and other things by giving written notice of termination.

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AGTA-HWI     BOEING PROPRIETARY

10.2    URepayment of Advance PaymentsU. If Customer terminates the applicable purchase agreement under this Article, Boeing will [***] by Boeing from Customer with respect to undelivered aircraft.
Article 11.    UNoticesU.

All notices required by this AGTA or by any applicable purchase agreement will be in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

Customer	Hawaiian Airlines, Inc. 3375 Koapaka Street, Suite G-350 Honolulu, Hawaii 96819 Attention: Executive Vice President, Chief Financial Officer Cc: Vice President General Counsel Facsimile:

Boeing
Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124-2207 U.S.A.

Courier to: Building 25-20
1901 Oakesdale Ave. SW Renton, Wa. 98055 USA

Attention: Vice President - Contracts
Mail Code 21-34

Facsimile:

Article 12.    UMiscellaneousU.

12.1    UGovernment ApprovalU. Boeing and Customer will assist each other in obtaining any governmental consents or approvals required to effect certification and sale of aircraft under the applicable purchase agreement.

12.2    UHeadingsU. Article and paragraph headings used in this AGTA and in any purchase agreement are for convenient reference only and are not intended to affect the interpretation of this AGTA or any purchase agreement.

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12.3    UGOVERNING LAWU. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.
12.4    UWaiver/SeverabilityU. Failure by either party to enforce any provision of this AGTA or any purchase agreement will not be construed as a waiver. If any provision of this AGTA or any provision of any purchase agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable purchase agreement will remain in effect.
12.5    .Survival of Obligations. The Articles and Exhibits of this AGTA including but not limited to those relating to insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES will survive termination or cancellation of any purchase agreement or part thereof.

12.6    AGTA Changes. The intent of the AGTA is to simplify the standard contracting process for terms and conditions which are related to the sale and purchase of all Boeing aircraft. This AGTA has been mutually agreed to by the parties as of the date indicated below. From time to time the parties may elect, by mutual agreement to update, or modify the existing articles as written. If such changes are made, any existing executed Purchase Agreement(s) will be governed by the terms and conditions of the Revision level of the AGTA in effect based on the date of the executed Purchase Agreement.

12.7    .Sample Certificates and Forms. The Certificates and Forms attached as appendices to the AGTA are samples which illustrate a form or certificate acceptable to Boeing. Boeing agrees to consider reasonable changes requested by Customer.

DATED AS OF July 18, 2018

HAWAIIAN AIRLINES, INC.                    THE BOEING COMPANY

By: /s/ John F. Schaefer, Jr.                    By: /s/ James P. Drinkwater

Its: Vice President and Treasurer                    Its: Attorney In Fact

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AGTA-HWI     BOEING PROPRIETARY

EXHIBIT A

to

AIRCRAFT GENERAL TERMS AGREEMENT AGTA-HWI
between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

UBUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

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AGTA-HWI    BOEING PROPRIETARY

UBUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1.	UGeneralU.

Certain equipment to be installed in the Aircraft is furnished to Boeing by Customer at Customer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On- Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE as described in the applicable Supplemental Exhibit to this Exhibit A in a purchase agreement at the time of aircraft purchase.

2.	USupplier SelectionU.

Customer will:

2.1    Select and notify Boeing of the suppliers of BFE items by those dates appearing in the Supplemental Exhibit BFE1 to the applicable purchase agreement at the time of aircraft purchase.

2.2    Meet with Boeing and such selected BFE suppliers promptly after such selection to:

2.2.1	complete BFE configuration design requirements for such BFE; and

2.2.2	confirm technical data submittal requirements for BFE certification.

3.	UCustomer's ObligationsU.

Customer will:

3.1    comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

3.1.1    deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to in Article 2.2 above;

3.1.2    deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities and schedule provided therein or as mutually agreed during the BFE meeting referenced in Article 2.2 above; and

3.1.3    assure that all BFE Aircraft Software is delivered in compliance with Boeing’s then-current Standards for Loadable Systems;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AGTA-HWI    BOEING PROPRIETARY

3.1.4    assure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation;

3.2    authorize Boeing to discuss all details of the BFE directly with the BFE suppliers so long as Boeing’s actions do not affect the design (including selection of materials), weight or price of the BFE, unless otherwise required by the FAA or other regulatory agency to satisfy certification requirements. Any changes to on-dock dates as a result of changes to Boeing’s aircraft production schedule will not be communicated to BFE suppliers without Customer’s prior comment;

3.3    authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

3.3.1    require supplier's contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

3.3.2    assure that all BFE supplier's quality systems are approved to Boeing’s then current standards for such systems;

3.4    obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is needed to enable Boeing to load the software copies in (i) the aircraft’s mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft’s MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft;

3.5    grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy: a) BFE Aircraft Software and data Customer has modified and/or b) other software and data Customer has added to the BFE Aircraft Software;

3.6    provide necessary field service representation, as reasonably required by Boeing, at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

3.7    deal directly with all BFE suppliers to obtain the overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

3.8    work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

3.9    be responsible for modifying, adjusting, and/or calibrating BFE as required for FAA approval and for all reasonable related expenses;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AGTA-HWI    BOEING PROPRIETARY

3.10    confirm that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers;

3.11    warrant that the BFE will comply with all applicable FARs and the U.S. Food and Drug Administration (FDA) sanitation requirements for installation and use in the aircraft at the time of delivery. Customer will be responsible for supplying any data and adjusting, calibrating, re-testing or updating such BFE and data to the extent necessary to obtain applicable FAA and FDA approval and shall bear the resulting expenses;

3.12    warrant that the BFE will meet the requirements of the Detail Specification; and

3.13    be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.	UBoeing's ObligationsU.

Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.	UNonperformance by CustomerU.

If Customer's nonperformance of obligations in this Exhibit and in the BFE Document causes [***]. In addition Boeing will have the right to:

5.1    [***]; and/or

5.2    [***].

6.	UReturn of EquipmentU.

BFE not installed in the Aircraft will be returned to Customer in accordance with Customer's instructions and at Customer's expense in as good condition as when delivered by Customer to Boeing, reasonable wear and tear accepted.

7.	UTitle and Risk of LossU.

With respect to Aircraft manufactured in the State of Washington, title to and risk of loss of BFE provided for such Aircraft will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.	UInterchange of BFE

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AGTA-HWI    BOEING PROPRIETARY

To properly maintain Boeing’s production flow and to preserve Boeing’s delivery commitments, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Customer with new items of the same part numbers acquired from or for other customers of Boeing. Used BFE acquired from Customer or from other customers of Boeing will not be interchanged.

9.	UIndemnification of BoeingU.

Customer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

10.	UPatent IndemnityU.

Customer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

Exceptions, Limitations and Conditions.

(i)Customer’s obligation to indemnify Boeing for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either (a) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (b) the International Convention for the Protection of Industrial Property (Paris Convention).

(ii)Customer’s obligation to indemnify Boeing for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a “work” under The Bern Convention.

11.	UDefinitionsU.

For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AGTA-HWI    BOEING PROPRIETARY

EXHIBIT B

to

AIRCRAFT GENERAL TERMS AGREEMENT AGTA-HWI
between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

UCUSTOMER SUPPORT DOCUMENT

This document contains:

Part 1:	Maintenance and Flight Training Programs; Operations Engineering Support
Part 2:    Field Services and Engineering Support Services

Part 3:    Technical Information and Materials

Part 4:    Alleviation or Cessation of Performance

Part 5:	Protection of Proprietary Information and Proprietary Materials

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    BOEING PROPRIETARY

CUSTOMER SUPPORT DOCUMENT

PART 1:    BOEING MAINTENANCE AND FLIGHT TRAINING PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.	UBoeing Training ProgramsU.

1.1    Boeing will provide maintenance training and flight training programs to support the introduction of a specific model of aircraft into service. The training programs will consist of general and specialized courses and will be described in a Supplemental Exhibit to the applicable purchase agreement. All such training and support described in this Exhibit B, including instruction and provision of training aids and materials as set forth herein, shall be provided at no additional charge to Customer.

1.2    Boeing will conduct all training at Boeing's primary training facility for the model of aircraft purchased unless otherwise agreed.

1.3    All training will be presented in the English language. If translation is required, Customer will provide interpreters.

1.4    Customer will be responsible for all expenses of Customer's personnel. Boeing will transport Customer's personnel between their local lodging and Boeing's training facility.

2.	UTraining Planning ConferencesU.

Customer and Boeing will conduct planning conferences at a mutually agreed time, approximately [***] before the scheduled delivery month of the first aircraft of a model to define and schedule the maintenance and flight training programs.

3.	UOperations Engineering SupportU.

3.1    As long as an aircraft purchased by Customer from Boeing is operated by Customer in scheduled revenue service, Boeing will provide operations engineering support. Such support will include:

3.1.1    assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer's operation of aircraft;

3.1.2    assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual aircraft performance;

3.1.3    assistance with solving operational problems associated with delivery and route-proving flights;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
B 1-1
AGTA-HWI    BOEING PROPRIETARY

3.1.4    information regarding significant service items relating to aircraft performance or flight operations; and

3.1.5    if requested by Customer, Boeing will provide operations engineering support during an aircraft ferry flight.

4.	UTraining at a Facility Other Than Boeing'sU.

If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

4.1    Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment as reasonably required by Boeing to present the courses;

4.2    Customer will [***];

4.3    Customer will [***].

4.4    Customer will [***]; and

4.5    Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing's facility or at some other alternate site.

5.	UGeneral Terms and ConditionsU.

5.1    Boeing flight instructor personnel will not be required [***]. These foregoing restrictions will not apply to [***] which will be governed by FAA rules and regulations.

5.2    Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing's facility, and will include ground support and aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any aircraft while the aircraft is used for flight crew training at Boeing's facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.3    If the training is based at Boeing's facility, and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing's reasonable charge, including the price of parts and materials, for making the repairs. If

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
B 1-2
AGTA-HWI    BOEING PROPRIETARY

Boeing's estimated labor charge for the repair exceeds $[***], Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

5.4    If the flight training is based at Boeing's facility, several airports in surrounding states may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer's responsibility to make arrangements for the use of such airports.

5.5    If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, [***]. At least [***] before flight training, Customer will provide Boeing [***]. The [***] approximately [***] after flight training is completed, when all [***] have been received and verified. [***].

5.6    If requested by Boeing, and agreed by Customer, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such aircraft. If flight of the aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

5.7    If any part of the training described in Article 1.1 of this Exhibit is not used by Customer within [***] after the delivery of the last aircraft under the relevant purchase agreement, Boeing will not be obligated to provide such training.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
B 1-3
AGTA-HWI    BOEING PROPRIETARY

CUSTOMER SUPPORT DOCUMENT

PART 2:    FIELD AND ENGINEERING SUPPORT SERVICES

1.	UField Service RepresentationU.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (Field Service Representatives).

1.1    Field Service representation will be available at Customer’s main maintenance or engineering facility beginning no later than [***] before the scheduled delivery month of the first aircraft and ending [***] after delivery of the last aircraft covered by a specific purchase agreement.

1.2    Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment at the location where Boeing is providing Field Service Representatives. As reasonably required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3    Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer's aircraft are operating through any such airport, the services of Boeing's Field Service Representatives are available to Customer.

2.	UEngineering Support ServicesU.

Boeing will, if requested by Customer, provide technical advisory assistance and other engineering support services (Engineering Support Services) for any aircraft and Boeing Product (as defined in Part I of Exhibit C). The support services defined in this paragraph 2 shall be provided by Boeing effective as of the date of the first delivery of the aircraft in the applicable purchase agreement and will continue so long as at least one aircraft is operated by Customer in scheduled revenue service. Engineering Support Services, provided from the Seattle area or at a base designated by Customer as appropriate, will include:

2.1    UOperational Problem SupportU. If Customer experiences operational problems with an aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.

2.2    USchedule Reliability SupportU. If Customer is not satisfied with the schedule reliability of a specific model of aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

2.3    UMaintenance Cost Reduction SupportU. If Customer is concerned that actual maintenance costs of a specific model of aircraft are excessive, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
B 2-1
AGTA-HWI    BOEING PROPRIETARY

2.4    UAircraft Structural Repair SupportU. If Customer is designing structural repairs and desires Boeing's support, Boeing will analyze and comment on Customer's engineering releases relating to structural repairs not covered by Boeing's Structural Repair Manual.

2.5    UAircraft Modification SupportU. If Customer is designing aircraft modifications and requests Boeing's support, Boeing will analyze and comment on Customer's engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing's detailed design. Boeing will not analyze or comment on any major structural change unless Customer's request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.6    UFacilities, Ground Equipment and Maintenance Planning SupportU. Boeing will, at Customer's request, and at no charge to Customer, evaluate Customer's technical facilities, tools and equipment for servicing and maintaining aircraft, to recommend changes where necessary and to assist in the formulation of an initial maintenance plan for the introduction of the aircraft into service.

2.7    UPost-Delivery Service SupportU. Boeing will, at Customer's request, perform work on an aircraft after delivery but prior to the initial departure flight or upon the return of the aircraft to Boeing's facility prior to completion of that flight. In that event the following provisions will apply.

2.7.1    Boeing may rely upon the commitment authority of the Customer's personnel requesting the work.

2.7.2    As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.7.3    The provisions of the Boeing warranty in Part 2 of Exhibit C of this AGTA apply.

2.7.4    Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.7.5    The [***] and [***] provisions in Article 11 of Part 2 of Exhibit C of this AGTA apply.

2.8    UAdditional ServicesU. Boeing may, at Customer's request, provide additional services for an aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of aircraft. Such additional services will be subject to a mutually acceptable price, schedule and scope of work. The [***] and the [***] provisions in Article 11 of Part 2 of Exhibit C of this AGTA and the insurance provisions in Article 8.2 of this AGTA will apply to any such work. Title to and risk of loss of any such aircraft will always remain with Customer.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
B 2-2
AGTA-HWI    BOEING PROPRIETARY

CUSTOMER SUPPORT DOCUMENT

PART 3:    TECHNICAL INFORMATION AND MATERIALS

1.UGeneralU.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the aircraft.

Boeing will furnish to Customer certain Materials to support the maintenance and operation of the aircraft at no additional charge to Customer, except as otherwise provided herein. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) Specification No. 100, entitled "Specification for Manufacturers’ Technical Data." Materials will be in English and in the units of measure used by Boeing to manufacture an aircraft.

Digitally-produced Materials will, if applicable, be prepared generally in accordance with ATA Specification No. 2100, dated January 1994, “Digital Data Standards for Aircraft Support.”

2.UMaterials Planning ConferencesU.

Customer and Boeing will conduct planning conferences approximately [***] before the scheduled delivery month of the first aircraft of a model in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the aircraft.

When available, Customer may select one Boeing digital format as the delivery medium. Should a Boeing digital format not be chosen, Customer may select at no additional charge, a reasonable quantity of printed and 16mm microfilm formats, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only.

3.UInformation and Materials - Incremental IncreaseU.

Until [***] after the month of delivery of the last aircraft covered by a specific purchase agreement, Customer may annually request in writing a reasonable increase in the quantity of Materials with the exception of microfilm master copies, digital formats, and others for which a specified number of copies are provided. Boeing will provide the additional quantity at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.

4.UAdvance Representative CopiesU.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
B 3-1
AGTA-HWI    BOEING PROPRIETARY

All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.

5.UCustomized MaterialsU.

All customized Materials will reflect the configuration of each aircraft as delivered.

6.URevisionsU.

6.1    URevision ServiceU. Boeing will provide revisions free of charge to certain Materials to be identified in the planning conference described in paragraph 2 above, conducted for a specific model of aircraft, reflecting changes developed by Boeing, as long as Customer operates an aircraft of that model.

6.2    URevisions Based on Boeing Service Bulletin IncorporationU. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an aircraft, Boeing will at no charge issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft.

7.UComputer Software Documentation for Boeing Manufactured Airborne Components and EquipmentU.

Boeing will provide to Customer a Computer Software Index containing a listing of (i) all programmed airborne avionics components and equipment manufactured by Boeing or a Boeing subsidiary, designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, and installed by Boeing in aircraft covered by the applicable purchase agreement and (ii) specific software documents (Software Documentation) available to Customer from Boeing for the listed components and equipment.
Two copies of the Computer Software Index will be furnished to Customer with the first aircraft of a model. Revisions to the Computer Software Index applicable to such model of aircraft will be issued to Customer as revisions are developed by Boeing for so long as a Customer operates the aircraft.

Software Documentation will be provided to Customer upon written request. The charge to Customer for Software Documentation will be Boeing’s price to reduce the Software Documentation requested. Software Documentation will be prepared generally in accordance with ATA Specification No. 102 revised April 20, 1983, “Specification for Computer Software Manual” but Software Documentation will not include, and Boeing will not be obligated to provide, any code (including, but not limited to, original source code, assembled source code, or object code) on computer sensible media.

8.USupplier Technical DataU.

8.1    For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) or Buyer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
B 3-2
AGTA-HWI    BOEING PROPRIETARY

Designated Equipment (BDE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer in a manner similar to that described in Article 7 above.

8.2    The provisions of this Article will not be applicable to items of BFE.

8.3    Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer's requirements for information and services in support of the specific model of aircraft.

9.UBuyer Furnished Equipment DataU

Boeing will incorporate BFE information into the customized Materials providing Customer makes the information available to Boeing at least [***] prior to the scheduled delivery month of Customer's first aircraft of a specific model. Customer agrees to furnish the information in Boeing standard digital format if Materials are to be delivered in Boeing standard digital format.

10.UMaterials Shipping ChargesU.

Boeing will pay the reasonable transportation costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

11.UCustomer's Shipping AddressU.

The Materials furnished to Customer hereunder are to be sent to:

Hawaiian Airlines, Inc.
391 Aokea Street
Honolulu, Hawaii 96819
Attention: Vice President – Maintenance
Customer will promptly notify Boeing of any changes to the address.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
B 3-3
AGTA-HWI    BOEING PROPRIETARY

CUSTOMER SUPPORT DOCUMENT

PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any Materials, services, training or other things at a facility designated by Customer if any of the following conditions exist: [***].

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families. In the event of an alleviation or cessation of performance under this Part 4, Boeing and Customer shall discuss alternatives that would allow for continuation of Boeing’s support under this Exhibit B.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
B 4-1
AGTA-HWI    BOEING PROPRIETARY

CUSTOMER SUPPORT DOCUMENT

PART 5:    PROTECTION OF PROPRIETARY INFORMATION
AND PROPRIETARY MATERIALS

1.	UGeneralU.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer's right to use and disclose the Materials and included information will be covered by, and subject to the terms of this AGTA. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.

2.	ULicense GrantU.

At no fee or charge to Customer, Boeing grants to Customer a worldwide, non- exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

3.	UUse of Proprietary Materials and Proprietary InformationU.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.	UProviding of Proprietary Materials to ContractorsU.

Customer is authorized to provide Proprietary Materials to Customer's contractors for the sole purpose of maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer's contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer's use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    B 5-1
AGTA_Exhibit_B    BOEING PROPRIETARY

5.	UProviding of Proprietary Materials and Proprietary Information to Regulatory AgenciesU

When and to the extent required by a government regulatory agency having jurisdiction over Customer or an aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer's operation, maintenance, repair, or modification of such aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    B 5-2
AGTA_Exhibit_B    BOEING PROPRIETARY

EXHIBIT C

to

AIRCRAFT GENERAL TERMS AGREEMENT AGTA-HWI
between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

UPRODUCT ASSURANCE DOCUMENT

UThis document containsU:

Part 1:    Exhibit C Definitions

Part 2:    Boeing Warranty

Part 3    Boeing Service Life Policy

Part 4:    Supplier Warranty Commitment

Part 5:    Boeing Interface Commitment

Part 6:    Boeing Indemnities against Patent and Copyright Infringement

AGTA-HWI    C

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

PRODUCT ASSURANCE DOCUMENT

PART 1: EXHIBIT C DEFINITIONS

UAuthorized AgentU - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).

UAverage Direct Hourly Labor RateU - the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.

UBoeing ProductU - any system, accessory, equipment, part or Aircraft Software that is manufactured by Boeing or manufactured to Boeing's detailed design with Boeing’s authorization.

UCorrectU - to repair, modify, provide modification kits or replace with a new product.

UCorrectionU - a repair, a modification, a modification kit or replacement with a new product.

UCorrected Boeing ProductU - a Boeing Product which is free of defect as a result of a Correction.

UDirect LaborU - Labor spent by Customer’s direct labor employees (including contract labor) to remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble, reinstall a Corrected Boeing Product and perform final inspection.

UDirect MaterialsU - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.

USource Control Drawing (SCD)U - a Boeing document defining specifications for certain Supplier Products.

USupplierU - the manufacturer of a Supplier Product.

USupplier ProductU - any system, accessory, equipment, part or Aircraft Software that is not manufactured to Boeing's detailed design. This includes but is not limited to parts manufactured to a SCD, all standards, and other parts obtained from non-Boeing sources.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
C 1-1
AGTA-HWI    BOEING PROPRIETARY

PRODUCT ASSURANCE DOCUMENT
PART 2: BOEING PRODUCT WARRANTY

1.	UApplicabilityU.

This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided by Supplemental Exhibits to individual purchase agreements.

2.	UWarrantyU.

2.1    UCoverageU. Boeing warrants that at the time of delivery:

(i)	the aircraft will conform to the Detail Specification except for portions stated to be estimates, approximations or design objectives;

(ii)	all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE, and;

(iii)	all Boeing Products will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design

2.2    UExceptionsU. The following conditions do not constitute a defect under this warranty:

(i)    conditions resulting from normal wear and tear;

(ii)    conditions resulting from Customer’s misuse, abuse, neglect or omissions; and

(iii)	conditions resulting from failure to properly service and maintain a Boeing Product.

3.	UWarranty PeriodsU.

3.1    Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery and ends (i) after 48 months for Boeing aircraft models 777-200, -300, or 737-600, -700, -800, or new aircraft models designed and manufactured with similar, new technology; or (ii) after 36 months for any other Boeing aircraft model.

3.2    on Corrected Boeing ProductsU. The warranty period applicable to a Corrected Boeing Product, including the workmanship to Correct and install, resulting from a defect in material or workmanship is the remainder of the initial warranty period for the defective Boeing Product it replaced. The warranty period for a Corrected Boeing Product resulting from a defect in design is 18 months or the remainder of the initial warranty period, whichever is longer. The 18 month period begins on the

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product.

3.3    USurvival of WarrantiesU. All warranty periods are stated above. The Performance Guarantees will not survive the delivery of the aircraft.

4.	URemediesU.

4.1    UCorrection OptionsU. Customer may, at its option, either perform a Correction of a defective Boeing Product or return the Boeing Product to Boeing for Correction.

4.2    UWarranty Labor RateU. If Customer or its Authorized Agent Corrects a defective Boeing Product, Boeing will reimburse Customer for Direct Labor Hours at Customer’s established Warranty Labor Rate. Customer’s established Warranty Labor Rate will be the greater of the standard labor rate or 150% of Customer’s Average Direct Hourly Labor Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer’s first claim for Direct Labor reimbursement, Customer may notify Boeing of Customer’s then- current Average Direct Hourly Labor Rate, and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.

4.3    UWarranty InspectionsU. In addition to the remedies to Correct defects in Boeing Products, Boeing will reimburse Customer for the cost of Direct Labor to perform certain inspections of the aircraft to determine the occurrence of a condition Boeing has identified as a covered defect, provided:

4.3.1    the inspections are mandated by the FAA or other governmental authority having jurisdiction over Customer’s operations or are recommended by a service bulletin or service letter issued by Boeing during the warranty period; and

4.3.2    such reimbursement will not apply to any inspections performed after a Correction is available to Customer.

28T4.4 UCredit Memorandum Reimbursement.U Boeing will make all reimbursements by credit memoranda which may be applied toward the purchase of Boeing goods and services.

4.5 UMaximum Reimbursement to Correct Defective Boeing ProductU. Unless previously agreed, the maximum reimbursement for Direct Labor and Direct Materials used to Correct a defective Boeing Product will not exceed 65% of Boeing’s then-current sales price for a new replacement Boeing Product. If the estimate to correct a defective Boeing Product exceeds 65% of the replacement price of a new part, Boeing will either provide a credit to Customer at 65% of the replacement price of a new part or a new replacement part, at Customer’s option.

5.	UDiscovery and NoticeU.

5.1    For a claim to be valid:

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(i)	the defect must be discovered during the warranty period; and

(ii)	Boeing Warranty must receive written notice of the discovery no later than 90 days after expiration of the warranty period. The notice must include sufficient information to substantiate the claim.

5.2    Receipt of Customer's or its Authorized Agent’s notice of the discovery of a defect secures Customer's rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.

5.3    Once Customer has given valid notice of the discovery of a defect, a claim should be submitted as soon as practicable after performance of the Correction.

5.4    Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice under this Exhibit C as of the date specified in the service bulletin or service letter.

6.	UFiling a ClaimU.

6.1    UAuthority to FileU. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in a form satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.

6.2    UClaim InformationU.

6.2.1    Claimant is responsible for providing sufficient information to substantiate Customer's rights to remedies under this Exhibit C. Boeing may reject a claim for lack of sufficient information. At a minimum, such information must include:

(i)	identity of claimant;

(ii)	serial or block number of the aircraft on which the defective Boeing Product was delivered;

(iii)	part number and nomenclature of the defective Boeing Product;

(iv)	purchase order number and date of delivery of the defective spare part, as applicable;

(v)	description and substantiation of the defect;

(vi)	date the defect was discovered;

(vii)	date the Correction was completed;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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(viii)	the total flight hours or cycles accrued,

(ix)	an itemized account of direct labor hours expended in performing the Correction; and

(x)	an itemized account of any direct materials incorporated in the Correction.

6.2.2    Additional information may be required based on the nature of the defect and the remedies requested.

6.3	UBoeing Claim ProcessingU.

6.3.1    Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be signed and submitted in writing directly by Customer or its Authorized Agent to Boeing Warranty.

6.3.2    Boeing will promptly review the claim and will give diligent efforts to give notification of claim approval or rejection within 30 days of receipt of such claim. If the claim is rejected, Boeing will provide a written explanation and reasonable substantiation of such rejection.

7.	UCorrections Performed by Customer or Its Authorized AgentU.

7.1    UFacilities RequirementsU. Provided Customer, its Authorized Agent or its third party contractor, as appropriate, are certified by the appropriate Civil Aviation Authority or Federal Aviation Authority, Customer or its Authorized Agent may, at its option, Correct defective Boeing Products at its facilities, or may subcontract Corrections to a third party contractor.

7.2    UTechnical RequirementsU. All Corrections done by Customer, its Authorized Agent or a third party contractor must be performed in accordance with Boeing's applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.

7.3    UReimbursementU.

7.3.1    Boeing will reimburse Customer’s reasonable costs of Direct Materials and Direct Labor (excluding labor hours expended for overhaul) at Customer’s Warranty Labor Rate to Correct a defective Boeing Product. Claims for reimbursement must contain sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed. Customer or its Authorized Agent may be required to produce invoices for materials.

7.3.2    Reimbursement for Direct Labor hours to perform Corrections stated in a service bulletin will be based on the labor estimates in the service bulletin.

7.3.3    Boeing will reimburse Customer’s freight charges associated with a Correction of a defect on a Boeing Product performed by its Authorized Agent or a third party contractor.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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7.4	UDisposition of Defective Boeing Products Beyond Economical RepairU.

7.4.1    A defective Boeing Product found to be beyond economical repair (see Para. 28T4.5 Maximum Reimbursement28T) will be retained for a period of 60 days from the date Boeing receives Customer's claim. During the 60 day period, Boeing may request return of such Boeing Products for inspection and confirmation of a defect.

7.4.2    After the 60 day period, a defective Boeing Product with a value of
U.S. $4,000 or less may be scrapped without notification to Boeing. If such Boeing Product has a value greater than U.S, $4,000, Customer must obtain confirmation of unrepairability by Boeing's on-site field service representative prior to scrapping. Confirmation may be in the form of the representative's signature on Customer's claim or through direct communication between the representative and Boeing Warranty.

8.	UCorrections Performed by BoeingU.

8.1    UFreight ChargesU. Customer or its Authorized Agent will pay shipping charges to return a Boeing Product to Boeing. Boeing will reimburse Customer or its Authorized Agent for the charge for any item determined to be defective under this Aircraft General Terms Agreement. Boeing will pay shipping charges to return the Corrected Boeing Product.

8.2    UCustomer InstructionsU. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer's authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.

8.3    UCorrection Time ObjectivesU.

8.3.1    Boeing's objective for making Corrections is 10 working days for avionics and electronic Boeing Products, 30 working days for Corrections of other Boeing Products performed at Boeing's facilities, and 40 working days for Corrections of other Boeing Products performed at a Boeing subcontractor's facilities. The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Correction.

8.3.2    If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer or authorized agent has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing's Recommended Spare Parts List (RSPL) or Spares Planning and Requirements Evaluation Model (M-SPARE), then Boeing will either expedite the Correction or provide an interchangeable Boeing Product on a no charge loan or lease basis until the Corrected Boeing Product is returned.

8.4	UTitle Transfer and Risk of LossU.

8.4.1    Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.4.2    If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.

9.	UReturning an AircraftU.

9.1    UConditionsU. An aircraft may be returned to Boeing's facilities for Correction only if:

(i)	Boeing and Customer agree a covered defect exists;

(ii)	Customer lacks access to adequate facilities, equipment or qualified personnel to perform the Correction; and

(iii)    it is not practical, in Boeing's estimation, to dispatch Boeing personnel to perform the Correction at a remote site.

9.2    UCorrection CostsU. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 10.1, Boeing will reimburse Customer for the costs of fuel, oil, and landing fees incurred in ferrying the aircraft to Boeing and back to Customer's facilities. Customer will minimize the length of both flights.

9.3    USeparate AgreementU. Boeing and Customer will enter into a separate agreement covering return of the aircraft and performance of the Correction. Authorization by Customer for Boeing to perform additional work that is not part of the Correction must be received within 24 hours of Boeing’s request. If applicable, Boeing shall provide estimate for additional work. If such authorization is not received within 24 hours, Customer will be invoiced for work performed by Boeing that is not part of the Correction.

10.	UInsuranceU.

The provisions of Article 8.2 "Insurance", of this AGTA, will apply to any work performed by Boeing in accordance with Customer's specific technical instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

11.	UDisclaimer and Release; Exclusion of LiabilitiesU.

11.1    UDISCLAIMER AND RELEASEU. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

(A)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(B)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(C)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

11.2    UEXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGESU. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

11.3    UDefinitionsU. For the purpose of this Article, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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PRODUCT ASSURANCE DOCUMENT
PART 3: BOEING SERVICE LIFE POLICY

1.	UDefinitionsU.

SLP Component - any of the primary structural elements (excluding industry standard parts) of the landing gear, wing, fuselage, vertical or horizontal stabilizer listed in the applicable purchase agreement for a specific model of aircraft that is installed in the aircraft at time of delivery or purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.

2.	UService Life PolicyU.

2.1    USLP CommitmentU. If a failure or defect is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will, at a price calculated pursuant to Article 3 below, Correct the SLP Component.

2.2    USLP Policy PeriodsU.

2.2.1    The policy period for SLP Components initially installed on an aircraft is 12 years after the date of delivery of the aircraft.

2.2.2    The policy period for SLP Components purchased from Boeing by Customer as spare parts is 12 years from delivery of such SLP Component or 12 years from the date of delivery of the last aircraft produced by Boeing of a specific model, whichever first expires.

3.	UPriceU.

The price that Customer will pay for the Correction of a defective or failed SLP Component will be calculated pursuant to the following formula:

P = UCTU
144

where:

P =    price to Customer for the replacement part
C =    SLP Component sales price at time of Correction
T = total age in months of the defective or failed SLP Component from the date of delivery to Customer to the date of discovery of such condition.

4.	UConditionsU.

Boeing's obligations under this Policy are conditioned upon the following:

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4.1    Customer must notify Boeing in writing of the defect or failure within three months after it is discovered.

4.2    Customer must provide reasonable evidence that the claimed defect or failure is covered by this Policy and if requested by Boeing, that such defect or failure was not the result of (i) a defect or failure in a component not covered by this Policy, (ii) an extrinsic force, (iii) an act or omission of Customer, or (iv) operation or maintenance contrary to applicable governmental regulations or Boeing's instructions.

4.3    If return of a defective or failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing's expense.

4.4    Customer's rights and remedies under this Policy are limited to the receipt of a Correction at prices calculated pursuant to Article 3 above.

5.	UDisclaimer and Release; Exclusion of LiabilitiesU.

This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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PRODUCT ASSURANCE DOCUMENT

PART 4: SUPPLIER WARRANTY COMMITMENT

1.	USupplier Warranties and Supplier Patent and Copyright IndemnitiesU.

Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of the warranties and patent and copyright indemnities to Customer contained in Supplier Product Support and Product Assurance Agreements, not less than three months prior to the scheduled delivery month of the first aircraft under the initial purchase agreement to the AGTA.

2.	UBoeing Assistance in Administration of Supplier WarrantiesU.

Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.

3.	UBoeing Support in Event of Supplier DefaultU.

3.1    If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.

3.2    At Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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PRODUCT ASSURANCE DOCUMENT

PART 5: BOEING INTERFACE COMMITMENT

1.	Interface Problems.

An Interface Problem is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, in consultation with Customer and without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.	Boeing Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will Correct the design or workmanship to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.	USupplier ResponsibilityU.

If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.

4.	UJoint ResponsibilityU.

If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.

5.	UGeneralU.

Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.

6.	UDisclaimer and Release; Exclusion of LiabilitiesU.

This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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PRODUCT ASSURANCE DOCUMENT

PART 6: BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT INFRINGEMENT

1.	UIndemnity Against Patent InfringementU.

Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer’s use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.

2.	UIndemnity Against Copyright InfringementU.

Boeing hereby indemnifies and holds harmless Customer from and against all claims, suits, actions, court awarded damages, court costs and liabilities arising out of any actual or alleged copyright infringement through Customer’s use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.

3.	UExceptions, Limitations and ConditionsU.

3.1    Boeing's obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either (a) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (b) the International Convention for the Protection of Industrial Property (Paris Convention).

3.2    Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

3.3    The indemnities provided under this Part 6 will not apply to any (i) BFE,
(ii) engines, (iii) Supplier Product, (iv) Boeing Product used other than for its intended purpose, or (v) Aircraft Software not created by Boeing.

3.4    Customer must deliver written notice to Boeing (i) within 14 days after Customer first receives notice of any suit or other formal action against Customer and (ii) within 24 days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.

3.5    At any time, Boeing will have the right at its option and expense to: (i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a noninfringing equivalent.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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3.6    Customer will promptly furnish to Boeing all information, records and assistance within Customer’s possession or control which Boeing reasonably considers relevant or material to any alleged infringement covered by this Part 6.
3.7    Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

3.8    If a Boeing Product is found to infringe any patent, trademark, copyright or other intellectual property right and Customer is enjoined from using it, Boeing will, at its option and at its expense either: (i) procure for Customer the right to use it free of any liability for infringement, or (ii) replace it with a non-infringing substitute which otherwise complies with the applicable purchase agreement.

3.9    BOEING WILL HAVE NO OBLIGATION OR LIABILITY UNDER THIS PART 6 FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS OF BOEING AND REMEDIES OF CUSTOMER IN THIS PART 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

3.10    For the purposes of this Part 6, "BOEING or Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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EXHIBIT D

to

AIRCRAFT GENERAL TERMS AGREEMENT AGTA-HWI
between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

(For Model 717-200, 737-600, 737-700, 737-800, and 737-900,
the Airframe Price Includes the Engine Price at its basic thrust level.)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    BOEING PROPRIETARY

UEXHIBIT D

UESCALATION ADJUSTMENT

1.	Formula.
Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of the applicable purchase agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of aircraft delivery in accordance with the following formula:

[***]

Where:

[***]

As an example, [***].
Note:

(i)	[***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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2.	Values to be Utilized in the Event of Unavailability.
2.1    If [***] substantially revises the methodology used for the determination of the values to be used to determine [***] values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such aircraft, select a substitute [***]. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within [***],[***] should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the aircraft from that determined at the time of delivery of the aircraft.
2.2    Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an aircraft [***] changes the base year for determination of [***] values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.
2.3    In the event escalation provisions are made non-enforceable or otherwise rendered void by [***], the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February of the price base year prior in the applicable purchase agreement which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.
2.4    If within [***], the [***] values are revised due to an acknowledged error by [***], the Airframe Price Adjustment will be re-calculated using the revised [***] values (this does not include those values noted as preliminary by [***]). A Credit Memo or Supplemental Invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of Credit Memo or Supplemental Invoice.
Note:

(i)
The values released by [***] and available to Boeing [***] prior to the scheduled delivery month of an aircraft will be used to determine [***] for the applicable months (including those noted as preliminary by [***]) to calculate the Airframe Price Adjustment for the aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in [***] values, subject always to paragraph 2.4 above.

(ii)
The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be [***], where rounding of the [***] will be [***] to the [***] digit when the [***] digit is equal to [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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SAMPLE
Insurance Certificate

BROKER'S LETTERHEAD

[ date ]

Certificate of Insurance

ISSUED TO:	The Boeing Company Post Office Box 3707 Mail Stop 13-57
Seattle, Washington 98124
Attn: Manager - Aviation Insurance for Vice President - Employee Benefits, Insurance and Taxes

CC:    Boeing Commercial Airplanes
P.O. Box 3707 Mail Stop 21-34
Seattle, Washington 98124-2207 U.S.A.
Attn: Vice President - Contracts

NAMED INSURED:    Hawaiian Airlines, Inc.

We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:

UInsurerU    UPolicy No.U    UParticipation

UPOLICY PERIODU:	From [date and time of inception of the Policy(ies)] to [date and time of expiration].

UGEOGRAPHICAL LIMITSU:    Worldwide (however, as respects "Aircraft Hull War and
Allied Perils" Insurance, as agreed by Boeing).
UAIRCRAFT INSUREDU:    All Boeing manufactured aircraft owned or operated by the Named
Insured which are the subject of the following purchase agreement(s), entered into between The Boeing Company and
     (hereinafter “Aircraft”):

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. I-1

SAMPLE
Insurance Certificate

Purchase Agreement No.    dated      Purchase Agreement No.    dated

UCOVERAGESU:

1.	UAircraft "all risks" Hull (Ground and Flight)

2.	UAircraft Hull War and Allied Perils (as per LSW 555, or its successor wording)

3.	UAirline Liability

Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Liability War Risks, Passenger Legal Liability, Premises/Operations Liability, Completed Operations/Products Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.

The above-referenced Airline Liability insurance coverage is subject to War and Other Perils Exclusion Clause (AV48B) but all sections, other than section (b) are reinstated as per AV52C, or their successor endorsements.

ULIMITS OF LIABILITY:U

To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under "Aircraft Insured" and thereafter at the inception of each policy period, but in any event no less than the following:

Combined Single Limit Bodily Injury and Property Damage: U.S.$ any one occurrence each Aircraft (with aggregates as applicable).

(717-200)    US$[***]
(737-500/600)    US$[***]
(737-300/700)    US$[***]
(737-400)    US$[***]
(737-800)    US$[***]
(757-200)    US$[***]
(757-300)    US$[***]
(767-200)    US$[***]
(767-300)    US$[***]
(777-200X)    US$[***]
(MD-11)    US$[***]
(777-200/300)    US$[***]
(777-300X)    US$[***]
(747-400)    US$[***]

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are US$[***] any one offense/aggregate.)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. I-2

SAMPLE
Insurance Certificate

UDEDUCTIBLES / SELF-INSURANCE

Any deductible and/or self-insurance amount (other than standard market deductibles) are to be disclosed and agreed by Boeing.

USPECIAL PROVISIONS APPLICABLE TO BOEING:

It is certified that Insurers are aware of the terms and conditions of AGTA-HWI and the following purchase agreements:

PA    dated      PA    dated      PA    dated

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.

Insurers have agreed to the following:

A.    In regard to Aircraft "all risks" Hull Insurance and Aircraft Hull War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with AGTA-HWI which was incorporated by reference into the applicable purchase agreement.

B.	In regard to Airline Liability Insurance, Insurers agree:

(1)    To include Boeing as an additional insured in accordance with Customer's undertaking in Article 8.2.1 of AGTA-HWI which was incorporated by reference into the applicable purchase agreement.

(2)    To provide that such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing;

(3)    To provide that with respect to the interests of Boeing, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

(4)    To provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issued to each.

C.	In regard to all of the above referenced policies:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. I-3

SAMPLE
Insurance Certificate

(1)    Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverages described herein;
(2)    If a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for [***] (in the case of war risk and allied perils coverage [***], or such other period as may from time to time be customarily obtainable in the industry) after receipt by Boeing of [***] notice from the Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and

(3)    For the purposes of the Certificate, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

Subject to the terms, conditions, limitations and exclusions of the relative policies.

(UsignatureU)

(typed name) (title)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. I-4

SAMPLE
Purchase Agreement Assignment

THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of      is between     , a company organized under the laws of
(Assignor) and     , a company organized under the laws of        (Assignee). Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.

Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.

Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor's rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.

It is agreed as follows:

1.For all purposes of this Assignment, the following terms will have the following meanings:

UAircraftU -- one Boeing Model      aircraft, bearing manufacturer's serial number
    , together with all engines and parts installed on such aircraft on the Delivery Date.

UBoeingU -- Boeing shall include Boeing Sales Corporation (a wholly-owned subsidiary of Boeing), a Guam corporation, and its successors and assigns.

UBoeing Purchase AgreementU -- Purchase Agreement No.      dated as of
     between Boeing and Assignor, as amended, but excluding     , providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms. The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-HWI (AGTA).

UDelivery DateU -- the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.

2.Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment: [TO BE COMPLETED BY THE PARTIES.]

{EXAMPLES

(a)
the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale for the Aircraft;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. II-1

SAMPLE
Purchase Agreement Assignment

(b)	the right to accept delivery of the Aircraft;

(c)	all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;

(d)	all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and

(e)	any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}

Reserving exclusively to Assignor, however:

{EXAMPLES

(i)
all Assignor's rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;

(ii)
all Assignor's rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;

(iii)	the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and

(iv)	the right to maintain plant representatives at Boeing's plant pursuant to the Boeing Purchase Agreement.}

Assignee hereby accepts such assignment.

3.Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the exclusion of Assignee, to exercise in Assignor's name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.

4.For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need recognize the occurrence, continuance or the discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 32-9430 Answerback BOEINGREN RNTN, if by telex. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor. Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue,

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. II-2

SAMPLE
Purchase Agreement Assignment

Boeing will be entitled to deal solely and exclusively with Assignee. Boeing may act with acquittance and conclusively rely on any such notice.

5.It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.

6.Notwithstanding anything contained in this Assignment to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered, pursuant to the Boeing Purchase Agreement, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the UDISCLAIMER AND RELEASEU and UEXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGESU in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in Article 8.2 of the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee's agreements in this paragraph.

7.Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefore as provided therein.

8.Notwithstanding anything in this Assignment to the contrary, after receipt of notice of any event of default or termination under [specify document], Boeing will continue to owe to Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law. Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe to Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.

9.Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, and give acquittance for any and all moneys and claims for moneys due and to become due under or

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. II-3

SAMPLE
Purchase Agreement Assignment

arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.

10.Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information (a) to its special counsel and public accountants,
(b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft. Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.

11.This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

12.This Assignment will be governed by, and construed in accordance with, the laws of [___________].

as Assignor	as Assignee

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. II-4

SAMPLE
Purchase Agreement Assignment

By ______________________________________	By ______________________________________

Name:	Name:
Title:	Title:

[If the Assignment is further assigned by Assignee in connection with a financing, the following language needs to be included.]

Attest:

The undersigned, as [Indenture Trustee/Agent for the benefit of the Loan Participants/Mortgagee] and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain [Trust Indenture/Mortgage] dated as of     , agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such [Trust Indenture/Mortgage] shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

[UName of EntityU],
as Indenture Trustee/Agent

By:

Name:

Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. II-5

SAMPLE
Purchase Agreement Assignment

CONSENT AND AGREEMENT OF THE BOEING COMPANY

THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment). Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named "Customer" therein.

This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of     , 20     .

THE BOEING COMPANY

By     Name:
Title: Attorney-in-Fact

Aircraft Manufacturer’s Serial Number(s)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. II-6

SAMPLE
Post-Delivery Sale Notice

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207 U.S.A.

Attention:    Vice President - Contracts
Mail Code 21-34
Ladies and Gentlemen:
In connection with the sale by Hawaiian Airlines, Inc. (Seller) to      (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No.
dated as of     , 20 , between The Boeing Company (Boeing) and Seller (the Purchase Agreement) under which Seller purchased certain Boeing Model
        aircraft,    including    the    aircraft    bearing    Manufacturer's    Serial    No.(s)
     (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-HWI (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

(1)Purchaser acknowledges it has reviewed those provisions of the Purchase Agreement and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the UDISCLAIMER AND RELEASEU and UEXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGESU in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article
8.2 of the AGTA. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser’s agreements in this paragraph; and

(2)Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. III-1

SAMPLE
Post-Delivery Sale Notice

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Hawaiian Airlines, Inc.	Purchaser
By _________________________	By _________________________
Its _________________________	Its _________________________
Dated ______________________	Dated ______________________

Receipt of the above letter is acknowledged and the transfer of rights under the Purchase Agreement with respect to the Aircraft is confirmed, effective as of this date.

THE BOEING COMPANY

By

Its Attorney-in-Fact

Dated

Aircraft Manufacturer’s Serial Number

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. III-2

SAMPLE
Post-Delivery Lease Notice

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207 U.S.A.

Attention:    Vice President - Contracts
Mail Code 21-34
Ladies and Gentlemen:
In connection with the lease by Hawaiian Airlines, Inc. (Lessor) to    (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No. dated as of     , 20 , between The Boeing Company (Boeing) and Lessor (the Purchase
Agreement) under which Lessor purchased certain Boeing Model    aircraft,
including the aircraft bearing Manufacturer's Serial No.(s)    (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-HWI (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

(1)Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing's receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

(2)Lessee accepts the authorization above, acknowledges it has reviewed the Purchase Agreement related and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the UDISCLAIMER AND RELEASEU and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGESU in Article 11 of Part 2 of Exhibit C AGTA and the insurance provisions in Article 8.2 of the AGTA. Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee’s agreements in this paragraph.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. IV-1

SAMPLE
Post-Delivery Lease Notice

(3)Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this letter.

We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Hawaiian Airlines, Inc.	Lessor
By _________________________	By _________________________
Its _________________________	Its _________________________
Dated ______________________	Dated ______________________

Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By

Its

Dated

Aircraft Manufacturer’s Serial Number

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. IV-2

SAMPLE
Purchaser’s/Lessee’s Agreement

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207 U.S.A.

Attention    Vice President - Contracts
Mail Code 21-34
Ladies and Gentlemen:
In connection with the sale/lease by Hawaiian Airlines, Inc. (Seller/Lessor) to
     (Purchaser/Lessee) of the aircraft identified below, reference is made to the following documents:

(i)Purchase Agreement No.    dated as of     , 20 , between The
Boeing Company (Boeing) and Seller/Lessor (the Purchase Agreement) under which Seller/Lessor purchased certain Boeing Model    aircraft, including the aircraft bearing Manufacturer's Serial No.(s)        (the Aircraft); and

(ii)Aircraft Sale/Lease Agreement dated as of     , 20 , between Seller/Lessor and Purchaser/Lessee (the Aircraft Agreement) under which Seller/Lessor is selling/leasing the Aircraft.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

1.Seller/Lessor has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting Seller/Lessor from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.

2.UDisclaimer and Release; Exclusion of Consequential and Other Damages

2.1    In accordance with Seller/Lessor’s obligation under Article 9.5 of AGTA- HWI which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

2.2    UDISCLAIMER AND RELEASEU. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. V-1

SAMPLE
Purchaser’s/Lessee’s Agreement

(A)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(B)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(C)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

2.3    UEXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGESU. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.

2.4    UDefinitionsU. For the purpose of this paragraph 2, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

Hawaiian Airlines, Inc. (Seller/Lessor)	Purchaser/Lessee
By _________________________	By _________________________
Its _________________________	Its _________________________
Dated ______________________	Dated ______________________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. V-2

SAMPLE
Owner Appointment of Agent - Warranties

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207 U.S.A.

Attention:    Vice President - Contracts
Mail Code 21-34
Ladies and Gentlemen:
1.    Reference is made to Purchase Agreement No.    dated as of     ,
20 , between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) (the Purchase Agreement), under which Customer purchased certain Boeing Model
        aircraft    including    the    aircraft    bearing    Manufacturer's    Serial    No.(s)
     (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-HWI (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

To accomplish the appointment of an agent, Customer confirms:

A.Customer has appointed    as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.

B.Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing's receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.

C.Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this letter.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. VI-1

SAMPLE
Owner Appointment of Agent - Warranties

We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours, Hawaiian Airlines, Inc.

By

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. VI-2

SAMPLE
Owner Appointment of Agent - Warranties

AGENT'S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the UDISCLAIMER AND RELEASEU and UEXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGESU in Article 11 of Part 2 of Exhibit C to the AGTA. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours, Agent

By

Its

Dated

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY

By

Its

Dated

Aircraft Manufacturer’s Serial Number

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. VI-3

SAMPLE
Contractor Confidentiality Agreement

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207

Attention:    Vice President - Contracts
Mail Stop 21-34

Ladies and Gentlemen:

This Agreement is entered into between    (Contractor) and Hawaiian
Airlines, Inc. (Customer) and will be effective as of the date stated below.

In connection with Customer’s provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information, reference is made to Purchase Agreement No.    dated as of
     , 20    between The Boeing Company (Boeing) and Customer.
Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer's Boeing Model    aircraft, Manufacturer’s Serial Number     , Registration No.     (the Aircraft) available to Contractor in connection with Customer's contract with Contractor (the Contract) to maintain/repair/modify the Aircraft. As a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:

1.For purposes of this Agreement:

“Aircraft Software” means software that is installed and used in the operation of an Aircraft.

“Materials” are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software.

"Proprietary Information" means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Proprietary Materials.
"Proprietary Materials" means Materials that contain, convey, or embody Proprietary Information.

“Third Party” means anyone other than Boeing, Customer and Contractor.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. VII-1
BOEING PROPRIETARY

SAMPLE
Contractor Confidentiality Agreement

2.Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information, owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.

3.Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing. Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.

4.Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software provided to Contractor pursuant to this Agreement.

5.Upon Boeing's request at any time, Contractor will promptly return to Boeing (or, at Boeing's option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.

6.To the extent required by a Government Entity having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to such Government Entity for the such Government Entity’s use in connection with Contractor’s, authorized use of such Proprietary Materials and/or Proprietary Information in connection with Contractor’s maintenance, repair, or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such Government Entity, (ii) request to such Government Entity for distribution, disclosure, or additional use, or (iii) intention on the part of such Government Entity to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information. As used herein, “Government Entity” means (i) any national government, political subdivision thereof, or local jurisdiction therein, (ii) any instrumentality, board, commission, court, or agency of any of the above, however constituted, and (iii) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any of the above is a participant.

7.Boeing is a third-party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. VII-2
BOEING PROPRIETARY

SAMPLE
Contractor Confidentiality Agreement

jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any claims Boeing may make under this Agreement. It is agreed that Washington law (excluding Washington's conflict-of-law principles) governs this Agreement.

8.No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement or any ownership right in any patent, patent application, copyright or proprietary information.

9.The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.

10.This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless in writing signed by authorized representatives of Contractor, Customer and Boeing.

11.Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provision of this Agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.

ACCEPTED AND AGREED TO this

Date:     , 20

Hawaiian Airlines, Inc.	Contractor
By _________________________	By _________________________
Its _________________________	Its _________________________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI    App. VII-3
BOEING PROPRIETARY

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207 U.S.A.

UBy Courier
1901 Oakesdale Ave. SW Renton, WA 98057 U.S.A.

Attention    Vice President – Contracts
Mail Code 21-34

In connection with Hawaiian Airlines' (Seller's) sale to and lease back from
     (Buyer) of the aircraft identified below, reference is made to the following documents:
Article 1.    Purchase Agreement No.    dated as of     ,
between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model    aircraft, including the aircraft bearing Manufacturer's Serial No.(s)     (Aircraft). The Agreement incorporates by reference the terms of AGTA-HWI dated December 31, 1999, between Seller and Boeing.

Article 2. Aircraft Sale Agreement dated as of	, between Seller and (Buyer).

Article 3. Aircraft Lease Agreement dated as of	, between Buyer and Seller.
Terms used herein without definition will have the same meaning as in the Agreement.
Seller confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.
Seller has sold the Aircraft, including in that sale the transfer to Buyer of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:
Article 4. Buyer acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

Article 5. Buyer authorizes Seller to exercise, to the exclusion of Buyer all rights and powers of “Customer” with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Buyer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Seller as “Customer” with respect to the Aircraft under

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI         Appendix VIII Page 1

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

the Agreement. With respect to the rights, powers, duties and obligations of “Customer” under the Agreement, all actions taken by Seller or agreements entered into by Seller during the period prior to Boeing's receipt of that notice are final and binding on Buyer. Further, any payments made by Boeing as a result of claims made by Seller prior to receipt of such notice are to be made to the credit of Seller.
Article 6. Seller accepts the authorization set forth in paragraph 2 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
Article 7. Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.
We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

SELLER	BUYER
By _________________________	By _________________________
Its _________________________	Its _________________________
Dated ______________________	Dated ______________________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI         Appendix VIII Page 2

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

Receipt of the above letter is acknowledged and transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By

Its    UAttorney-in-Fact

Dated

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI         Appendix VIII Page 3

Appendix IX
SAMPLE
SALE WITH LEASE

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207 U.S.A.

UBy Courier
1901 Oakesdale Ave. SW Renton, WA 98057 U.S.A.

Attention    Vice President – Contracts
Mail Code 21-34

In    connection    with    the    sale    by    Hawaiian    Airlines    (Seller)    to
     (Purchaser) and subsequent lease of the aircraft identified below, reference is made to the following documents:
Article 1.    Purchase Agreement No.    dated as of     ,     ,
between The Boeing Company (Boeing) and Seller (Agreement) under which
Seller purchased certain Boeing Model    aircraft, including the aircraft
bearing Manufacturer's Serial No(s).    (Aircraft).
Article 2.    Aircraft sale agreement dated as of     , between Seller and Purchaser.
Article 3.    Aircraft lease agreement dated as of     , between Purchaser and        (Lessee)(Lease).
Terms used herein without definition will have the same meaning as in the Agreement.
Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:
3.1    Seller confirms for the benefit of the Manufacturer it owns and controls the rights it purports to have assigned.
3.2    Purchaser agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and
3.3    Seller will remain responsible for any payment due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.
3.4    Purchaser authorizes Lessee during the term of the Lease to exercise, to the exclusion of Purchaser all rights and powers of //Buyer/Customer// with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Purchaser to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI         Appendix IX Page 1

Appendix IX
SAMPLE
SALE WITH LEASE

with Lessee as //Buyer/Customer// with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of //Buyer/Customer// under the Agreement, all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of that notice are final and binding on Purchaser. Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of this notice are to be made to the credit of Lessee.
3.5    Lessee accepts the authorization set forth in paragraph 3 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, data and //documents/Materials//, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

SELLER	PURCHASER
By _________________________	By _________________________
Its _________________________	Its _________________________
Dated ______________________	Dated ______________________

(LESSEE)
By _________________________
Its _________________________
Dated ______________________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI         Appendix IX Page 2

Appendix IX
SAMPLE
SALE WITH LEASE

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By

Its    UAttorney-in-Fact

Dated

MSN

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI         Appendix IX Page 3

Appendix X
SAMPLE
Post-Delivery Security

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207 U.S.A.

UBy Courier
1901 Oakesdale Ave. SW Renton, WA 98057 U.S.A.

Attention    Vice President – Contracts
Mail Code 21-34

Reference is made to Purchase Agreement No.    dated as of
    ,    (Agreement) between The Boeing Company (Boeing) and
     (Borrower) pursuant to which Borrower purchased
from Boeing one (1) Boeing model    aircraft bearing Manufacturer’s Serialm Number     (Aircraft). The Agreement incorporates by reference the terms of Aircraft General Terms Agreement <AGTA> (AGTA) , dated     , between Borrower and Boeing.
Terms used herein without definition will have the same meanings as in the Agreement.
Borrower confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.
In connection with Borrower’s financing of the Aircraft, Borrower is entering into a 20T//20TTrust Indenture20T/20TMortgage20T//20T, dated as of     , between Borrower and Indenture 20T//20TTrustee20T/20TMortgagee20T//20T (20T//20TTrust Indenture20T/20TMortgage20T//20T), which grants a security interest in 20T[the warranty rights/ all of its rights]20T contained in the Agreement related to the Aircraft (Assigned Rights). Borrower is authorized to exercise the Assigned Rights until such time as the Indenture 20T//20TTrustee20T/20TMortgagee20T//20T notifies Boeing as provided below that an Event of Default under the 20T//20TTrust Indenture20T/20TMortgage20T//20T has occurred and is continuing. In connection with this assignment for security purposes, as authorized by the provisions of the Agreement:
Article 1. //Indenture Trustee/Mortgagee//, as assignee of, and holder of a security interest in, the estate, right, and interest of the Borrower in and to the Agreement pursuant to the terms of a certain //Trust Indenture/Mortgage//, acknowledges that it has received copies of the applicable provisions of the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, its rights and remedies under the //Trust Indenture/Mortgage// will be subject to the terms and conditions of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
Article 2. Borrower is authorized to exercise, to the exclusion of [Indenture Trustee/Mortgagee] all rights and powers of “Customer” under the Agreement, unless and until Boeing receives a written notice from //Indenture Trustee/Mortgagee//, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, Mail Code 21- 34 (if by mail), or (425) 237-1706 (if by facsimile) that an event of default under the

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI         Appendix X Page 1

Appendix X
SAMPLE
Post-Delivery Security

//Trust Indenture/Mortgage// has occurred and is continuing. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Borrower. Thereafter, until //Indenture Trustee/Mortgagee// has provided Boeing written notice that any such event no longer continues, Boeing will be entitled to deal solely and exclusively with //Indenture Trustee/Mortgagee//. Boeing may act with acquittance and conclusively rely on any such notice.
Borrower will remain responsible to Boeing for any amounts due Boeing with respect to the Aircraft under the Agreement prior to Boeing’s receipt of such notice. We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing its acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

20T//20TINDENTURE TRUSTEE20T/20TMORTGAGEE20T//
By _________________________	By _________________________
Its _________________________	Its _________________________
Dated ______________________	Dated ______________________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI         Appendix X Page 2

Appendix X
SAMPLE
Post-Delivery Security

Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By

Its    UAttorney-in-Fact

Dated

MSN

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
AGTA-HWI         Appendix X Page 3